SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) :
April 27, 1996



SHARED TECHNOLOGIES CELLULAR, INC.



DELAWARE                1-13732      06-386411
(State or other         (Commission    (I.R.S.
jurisdiction of         File Number)     Employer
incorporation)                                  Identification
                                                	 No.)

100 Great Meadow Road, Suite 102
Wethersfield, CT                                        06109
(Address of principal                           (Zip Code)
executive offices)


Registrant's telephone number, including area code
(860-258-2500)


Total number of sequentially  numbered paged in this filing, including exhibits
hereto:     1


Item 2. Acquisition or Disposition of Assets

On April 27, 1996, Shared Technologies Cellular, Inc ("STC" or the
"Company") completed its acquisition of certain assets of Cellular Global Investments of Northern California, Inc., Access Cellular Corp., Summit Assurance Cellular, Inc., Road and Show Cellular Arizona Corp., Road and Show Cellular West, Northstar Cellular Corp. and Craig A. Marlar. The purchase price was approximately $3,500,000, comprised of $1,058,276 in cash payable over eight months, $1,697,724 in assumed liabilities, and the issuance of 300,000 shares of the Company's common stock, $.01 par value. Additionally, at closing, the Company issued three-year warrants to purchase an aggregate of 300,000 additional shares of the Company's common stock $.01 par value. The warrants are excersizable as follows: 100,000 shares at $3.00 per share; 100,000 shares at $4.00 per share and 100,000 at $5.00 per share.

Item 7. Financial Statements and Exhibits

(a)Financial statements of business acquired

Audited balance sheets of Summit Assurance Cellular, Inc and
Subsidiaries and Affiliates as of December 31, 1995 and 1994, and the related audited statements of operations and stockholder's earnings (deficit), and cash flows for the years ended December 31, 1995 and 1994, including the noted thereto.

(b)  Pro Forma financial information

(i) Pro forma consolidated statements of operations for the year ended December 31, 1995.
(ii) Pro forma consolidated statements of operations for the three months ended March 31, 1996.

2

(c)     Exhibits

        Exhibit No.     Description                     Page No.

        10.1 Asset Purchase Agreement dated April 27, 1996 Incorporated by reference from Exhibit 10.1 of the Company's Form 8-K filed May 9, 1996.
        SUMMIT ASSURANCE CELLULAR INC.
        AND SUBSIDIARIES AND AFFILIATES
        COMBINED FINANCIAL STATEMENTS
        AND
        INDEPENDENT AUDITORS' REPORT
        DECEMBER 31, 1995 AND 1994


CONTENTS






Independent Auditors' Report                                  1

Combined Financial Statements
        Combined Balance Sheets                               2
        Combined Statements of Operations and
        Retained Earnings (Deficit)                             3
        Combined Statements of Cash Flows               4
        Notes to Combined Financial Statements    5-12

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Summit Assurance Cellular Inc. and
 Subsidiaries and Affiliates


We have audited the accompanying combined balance sheets of Summit Assurance Cellular Inc. and Subsidiaries and Affiliates as of December 31, 1995 and 1994 and the related combined statements of operations and retained earnings (deficit) and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan an perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Summit Assurance Cellular Inc. and Subsidiaries and Affiliates as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

As discussed in Note 8 to the combined financial statements, substantially all of the assets of the Company were sold in April 1996 for approximately $3,250,000.



ROTHSTEIN, KASS & COMPANY, P.C.

Roseland, New Jersey
July 3, 1996

COMBINED BALANCE SHEETS

December 31,                                            1995            1994

ASSETS

Current assets
Cash                                                 $2,617          $63,213
Due from affiliates                                     587,966  206,351
Prepaid expenses and other current assets    27,454            28,622
Total current assets                                    618,037          298,186

Telecommunications and office equipment, less
 accumulated depreciation and amortization              227,104         309,144

Intangible assets,less accumulated amortization         885,678         476,533

                                                     $1,730,819      $1,083,863


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Notes payable                                          $174,270        $84,190
Accounts payable                                        852,137         493,413
Accrued expenses and other current liabilities          275,116          8,073
     Total current liabilities                        1,301,523        585,676

Notes payable, less current portion                     598,434         169,487

Commitments and contingencies

Stockholders' equity
Common stock                                               1,100       285,198
Retained earnings (deficit)                             (170,238)       43,502
     Total stockholders' equity                        (169,138)       328,700

                                                    $1,730,819      $1,083,863

COMBINED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

Years Ended December 31,                                1995            1994


Revenues                                              $3,499,380    $3,277,532
Cost of revenues                                       1,997,157     1,806,305
Gross margin                                            1,502,223    1,471,227
Selling, general and administrative expenses            1,815,553    1,427,898
Income (loss) from operations                           (313,330)       43,329
Interest expense                                          47,842         4,025
Income (loss) before income taxes (credit)              (361,172)       39,304
Income taxes (credit)                                   (150,000)       16,000
Net income (loss)                                       (211,172)       23,304
Retained earnings, beginning of year                      43,502        20,198
Retained earnings of affiliates acquired
which were previously combined                          (2,568)
Retained earnings (deficit), end of year             $(170,238)      $43,502


COMBINED STATEMENTS OF CASH FLOWS

Years ended December 31,                                1995            1994

Cash flows from operating activities
Net income (loss)                                    $(211,172)      $23,304
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

Tax allocation from parent                             (150,000)       16,000
Accretion of discount on notes payable                  25,310
Depreciation and amortization                           177,430        113,791
Change in assets and liabilities:
Prepaid expenses and other current assets                 1,168       (23,838)
Accounts payable                                        358,724        382,292
Accrued expenses and other current liabilities          267,043        (1,979)

Net cash provided by operating activities               468,503        509,510
Cash flows from investing activities
        Purchases of equipment                          (12,339)     (142,237)
        Payments to former shareholders                 (180,000)
Net cash used in investing activities                   (192,339)    (142,237)
Cash flows from financing activities
        Advances to affiliates                          (231,615)    (268,099)
        Payments on notes payable                       (105,145)      (41,114)
        Issuance of common stock                                         1,000
Net cash used in financing activities                   (336,760)     (326,213)
Net increase (decrease) in cash                         (60,596)       41,120
Cash, beginning of year                                 63,213         22,093
Cash, end of year                                        $2,617       $63,213

Supplemental disclosures of cash flow information,
 cash paid during the year for interest                 $-            $4,025

Supplemental disclosures of non-cash investing and
 financing activities
Note payable and capital lease obligation incurred for
 acquisition of equipment                              $34,830         $92,758

Note payable incurred for acquisition of
franchise license                                     $-              $202,033

Notes payable incurred for the acquisition
of net assets and goodwill of affiliates
previously combined                                     $564,032        $-

NOTES TO COMBINED FINANCIAL STATEMENTS

 1.     Summary of significant accounting policies Business and Organization

Summit Assurance Cellular Inc. ("SAC") together with its subsidiaries and affiliates is a provider of short-term cellular telephone services in certain regions in the United States. SAC and certain of its affiliates are subsidiaries of Summit Assurance, Inc.

Principles of Combination
The combined financial statements include the accounts of SAC and its affiliate Access Cellular Corporation ("Access"), Cellular Global Investments of Northern California, Inc. ("Global"), Northstar Cellular Corporation ("Northstar"), Road and Show Cellular Arizona Corporation ("Arizona") and Road and Show Cellular West Corporation ("West") (collectively the "Company"). These corporations are under common control and while their statements have been combined, the financial position, results of operations and cash flows presented herein, do not represent those of a single legal entity.All material intercompany accounts and transactions have been eliminated in combination.

Fair Value of Financial Instruments
The fair value of the Company's assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107 approximate the carrying amounts presented in the balance sheets.

Telecommunications and Office Equipment
Telecommunications and office equipment is stated at cost. The Company records depreciation and amortization on the straight-line method over the estimated useful lives of the assets as follows:

Telecommunications equipment    3 years
Office equipment        5-7 years

Intangible Assets
Goodwill represents the excess of cost over the net assets of acquired businesses which is amortized over 20 years from the acquisition date. The Company monitors the profitability of the acquired operations to assess whether any impairment of recorded goodwill has occurred.


NOTES TO COMBINED FINANCIAL STATEMENTS
 1.     Summary of significant  accounting policies
         Franchise licensing fees relate to the costs of acquiring a license for short-term cellular telephone rental operations within certain regions of the United States. These costs are amortized over 20
years.



                Income Taxes

The Company files its federal income tax return on a consolidated basis with its parent. The parent allocates income taxes to its subsidiaries on a pro rata basis. During the years ended December 31, 1995 and 1994, the parent had no income tax liability.

The Company complies with Statement of Financial Accounting
Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes", which requires an asset and liability approach to financial reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce the deferred tax assets to the amount expected to be realized. The adoption of SFAS No. 109 had no material impact on the Company's financial statements since the Company, and its parent, fully reserved the tax benefits flowing from its operating losses.

                Impairment on Long-lived Assets

In March 1995, Statement of Financial Accounting Standards No. 121 (SFAS No. 121), "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of" was issued. The Company will adopt SFAS No. 121 in the first quarter of 1996. The impact on the Company's financial position and results of operations is not expected to be material.



NOTES TO COMBINED FINANCIAL STATEMENTS

 1.     Summary of significant
         accounting policies
        Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

 2.     Acquisitions

In January 1995, SAC commenced management of, and subsequently acquired, all of the outstanding capital stock of Arizona and West.The purchase price was $248,598 and $495,434, respectively, comprised of $180,000 of cash and promissory notes aggregating $564,032 (Note 6). These acquisitions were accounted for as purchases and the purchase prices were allocated on the basis of relative fair market values of the net assets acquired and net liabilities assumed, as follows:

                                Arizona                 West

Cash                            $-                      $67,463
Prepaid expenses and
other current assets            1,032                   12,701
Equipment                       9,300                   36,373
Intangibles                     250,370                 409,496
Accounts payable and
other current
liabilities                     (12,104)                 (30,599)
                                $248,598                $495,434


In connection with the acquisition of the aforementioned affiliates, common stock and retained earnings were reduced by $284,098 and $2,568, respectively, in 1995.

Assets and liabilities and statements of operations for Arizona and West for the year ended December 31, 1994 are included within the combined financial statements. A pro forma financial statement for the year ended December 31, 1994 would not be materially different from the combined presentation and, therefore, not included.


NOTES TO COMBINED FINANCIAL STATEMENTS

 3.     Due from affiliates
Amounts due from affiliates are non-interest bearing advances payable on demand.


 4. Telecommunications and office equipment Telecommunications and office equipment consist of the following at December 31, 1995 and 1994:

                                        1995            1994

Telecommunications
 equipment                              $357,776        $335,546
Office equipment                         129,699         104,760
                                         487,475         440,306
Accumulated depreciation
 and amortization                        260,371         131,162

                                        $227,104        $309,144


        Depreciation and amortization expense for the years ended December 31, 1995 and 1994 amounted to $129,209 and $98,541, respectively.


 5.     Intangible assets
Intangible assets consist of the following at December 31, 1995 and 1994:

                                        1995            1994

Goodwill                                $457,366        $-
Franchise licenses                      507,033         507,033
                                        964,399         507,033
Accumulated amortization                78,721           30,500

                                        $885,678        $476,533


Amortization expense for the years ended December 31, 1995 and 1994 was $48,221 and $15,250, respectively.

NOTES TO COMBINED FINANCIAL STATEMENTS


 6.     Notes payable   Notes payable consist of the following at
December 31, 1995 and 1994:

                                        1995            1994

Note payable (face amount of $250,000) for the acquisition of a license, is due in monthly installments of $5,000 through April 1999. In discounting the note to $202,033, interest has been imputed at 10% per annum
                                                     $183,543        $202,033
Notes payable (face amounts aggregating $118,000) for the acquisition of Arizona and West common stock, is due in monthly installments aggregating $3,278 through March 1998. In discounting the notes to $101,532, interest has been
imputed at 10% per annum                              84,558

Notes payable (face amount aggregating $518,750) for the acquisition of Arizona and West common stock, is due in 60 monthly installments of $8,479 commencing April 1997. In discounting the note to $327,057, interest has been imputed at 10% per annum 352,467

Note payable (face amount of $150,000) for the acquisition of West common stock, is due in monthly installments of $6,250 through March 1997. In discounting the note to $135,443, interest has been imputed at 10% per annum 119,951


NOTES TO COMBINED FINANCIAL STATEMENTS

 6.     Notes payable
         (continued)                            1995            1994

Note payable for the acquisition of telecommunication equipment is due in monthly installments of $8,860 including interest at 10% per annum through June
1995                                            51,644

Capital lease obligations,
 collateralized by related
 telecommunications and office
 equipment                                      32,185
                                                772,704         253,677
Less current portion                            174,270         84,190

                                                $598,434        $169,487


Scheduled aggregate payments on notes payable and capital lease obligations are as follows:

                                                                       Capital
                                                        Notes           Lease
                                                        Payable     Obligations
                        Year Ending December 31
                                1996                    $157,444       $19,287
                                1997                    177,641         16,072
                                1998                    141,301
                                1999                    96,676
                                2000                    85,158
                                                        $658,220        35,359


                        Less amount representing
                         interest                               3,174

                        Present value of future
                         payments, including current
                         portion of $16,826             $32,185


             Telecommunication and office equipment include assets acquired under capital leases with a net book value of approximately $29,000 as of December 31, 1995.

NOTES TO COMBINED FINANCIAL STATEMENTS

 7      Commitments and contingencies

     In connection with the acquisitions of Arizona and West, the Company entered into a two year employment agreement with the former majority shareholder. The agreement expires in March 1997 and provides for annual compensation of $88,800. In addition, the former shareholder may not compete with the Company in certain businesses, as defined, in certain regions of the United States through March 1999.

     The Company leases office facilities and office equipment, which expire in various years through 1998. Future minimum aggregate annual rental payments as of December 31, 1995 are as follows:

                        Year Ending December 31
                                1996                              $91,900
                                1997                               57,300
                                1998                               14,000

          Rent expense for the years ended December 31, 1995 and 1994 was approximately $190,000 and $161,000, respectively.

          In March 1996, the Company settled a lawsuit with a cellular carrier. The settlement requires the Company to pay $175,000 on or before May 1, 1996, which amount has been recorded as of December 31, 1994.

          The Company is a defendant in litigation for rent owed on certain premises previously leased by the Company. A settlement offer by the Plaintiff of $15,000 is currently outstanding, which has been recorded as of December 31, 1995.

          The Company is a party to litigation in which it is claimed that the Company received certain priority payments from an affiliated entity. This litigation is in the discovery process. While any litigation contains an element of uncertainty, management is of the opinion that the ultimate resolution of the matter should not have a material adverse effect upon results of operations, cash flows or financial position of the Company.

                In addition to the above matters, the Company is a party to various legal actions, the outcome of which, in the opinion of management, will
not have a material adverse effect on results of operations, cash flows or financial position of the Company.



NOTES TO COMBINED FINANCIAL STATEMENTS


 8.     Subsequent event        In April 1996, the Company sold
substantially all of its assets less liabilities assumed of approximately $1,450,000, for approximately $1,800,000.

SUMMIT ASSURANCE CELLULAR INC.
AND SUBSIDIARIES
 AND AFFILIATES

SUMMIT ASSURANCE CELLULAR INC.
AND SUBSIDIARIES
 AND AFFILIATES


SUMMIT ASSURANCE CELLULAR INC.
AND SUBSIDIARIES
 AND AFFILIATES


See accompanying notes to combined financial statements.        5


SUMMIT ASSURANCE CELLULAR INC.
AND SUBSIDIARIES
AND AFFILIATES




Shared Technologies Cellular, Inc.
Pro Forma Statement of Operations
For The Year Ended December 31, 1995
(Unaudited)

                                Shared            Summit
                                Technologies      Assurance
                                Cellular, Inc.    Inc. and Affiliates


Revenues                        $13,613,161      $3,499,380
Cost of Revenues                  8,587,272        1,997,157
Gross Margin                      5,025,889        1,502,223
Selling, General and
Administrative Expenses            8,015,184        1,815,553
Loss From Operations              (2,989,295)        (313,330)
Interest Expense                     136,395            47,842
Net Loss Before
Income Tax                         (3,125,690)        (361,172)
Income Taxes                           47,924          150,000
Net Loss                         $(3,173,614)       $(211,172)
Net Loss Per Common Share                           $(1.15)
Weighted Average Number of
Shares Outstanding                                 2,748,288

A   To record goodwill amortization for the acquisition
B To record interest for the entire year on the liabilities assumed from Summit

Shared Technologies Cellular, Inc.
Pro Forma Statement of Operations
For The Year Ended December 31, 1995
Continued
(Unaudited)

                                Pro
                                Forma
                                Adjustment      Total


Revenues                      $17,112,541
Cost of Revenues               10,584,429
Gross Margin                    6,582,112
Selling, General and
Administrative Expenses           179,775      A 10,010,512
Loss From Operations             (179,775)         (3,482,400)
Interest Expense                    6,000      B      190,237
Net Loss Before Income Tax       (185,775)         (3,672,637)
Income Taxes                      150,000                47,924
Net Loss                        $(335,775)       $(3,720,561)
Net Loss Per Common Share          $(1.22)
Weighted Average Number of
Shares Outstanding                300,000           3,048,288

A   To record goodwill amortization for the acquisition
B To record interest for the entire year on the liabilities assumed from Summit




Shared Technologies Cellular, Inc.
Pro Forma Statement of Operations
For The Three Months Ended March 31, 1996
(Unaudited)


                                                  Shared          Summit
                                                  Technologies    Assurance
                                                  Cellular, Inc.  Inc. and
                                                                  Affiliates

Revenues                                       $4,305,952        $874,845
Cost of Revenues                                2,776,379         499,289
Gross Margin                                    1,529,573         375,556
Selling, General and
Administrative Expenses                         3,116,529          453,888
Loss From Operations                           (1,586,956)         (78,333)
Interest Expense                                   60,771            13,375
Net Loss Before Income Tax
Income Taxes                                    (1,647,727)         (91,708)
Net Loss                                       $(1,647,727)        $(51,708)
Net Loss Per Common Share                            $(.52)
Weighted Average Number of
Shares Outstanding                               3,151,952


A  To record goodwill amortization for the acquisition

Shared Technologies Cellular, Inc.
Pro Forma Statement of Operations
For The Three Months Ended March 31, 1996
Continued
(Unaudited)


                                Pro
                                Forma           Total

Revenues                        $5,180,797
Cost of Revenues                 3,275,668
Gross Margin                     1,905,129
Selling, General and
Administrative Expenses             44,944         A         3,615,361
Loss From Operations               (44,944)              (1,710,232)
Interest Expense                    74,146
Net Loss Before Income Tax
Income Taxes                    (44,944)              (1,784,378)
Net Loss                         $(84,944)            $(1,784,378)
Net Loss Per Common Share           $(.52)
Weighted Average Number of
Shares Outstanding                 300,000                3,451,952





                        SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Shared Technologies
                                                Cellular, Inc.




                                                By: /s/ Vincent DiVincenzo
                                                        Vincent DiVincenzo
                                                        Chief Financial Officer

Date: May 9, 1996                               3